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                                                                   EXHIBIT 23.03

                          [KING & SPALDING LETTERHEAD]

                              191 PEACHTREE STREET
                                ATLANTA, GEORGIA
                            TELEPHONE: 404/572-4600
                            FACSIMILE: 404/572-5100

                                October 11, 2001

                                  CONSENT FORM

The undersigned hereby consents to the use of our name and the Statement with respect to us that appears under the heading "Experts" in the Post-Effective Amendment No. 1 on Form S-3 to Form S-1 and related prospectus of AtheroGenics, Inc.


                                             /s/ King & Spalding

                                             KING & SPALDING